The Henssler Equity Fund

Supplement Dated March 31, 2007
to the Prospectus dated August 28, 2006

Effective April 9, 2007 all references to the overnight mailing address of 1625 Broadway, Suite 2200, Denver, CO 80202 are deleted and replaced with the following new address:

1290 Broadway, Suite 1100

Denver, CO 80203

No mail will be accepted at the old address after April 9, 2007.